FINANCIAL INSTRUMENTS	3 Months Ended
Mar. 31, 2017
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS

10. FINANCIAL INSTRUMENTS

Concentrations of Credit Risk. Financial instruments that potentially subject us to concentrations of credit risk consist of cash and cash equivalents and accounts receivable. We maintain our cash and cash equivalents in bank deposit accounts that frequently exceed federally insured limits. We have not experienced any losses in such accounts and do not believe we are exposed to any significant risk.

Accounts receivable primarily comprise amounts due for the gathering, treating and processing services we provide to our customers and also the sale of natural gas liquids resulting from our processing services. This industry concentration has the potential to impact our overall exposure to credit risk, either positively or negatively, in that our customers may be similarly affected by changes in economic, industry or other conditions. We monitor the creditworthiness of our counterparties and can require letters of credit for receivables from counterparties that are judged to have substandard credit, unless the credit risk can otherwise be mitigated. Our top five customers or counterparties accounted for 47% of total accounts receivable at March 31, 2017, compared with 52% as of December 31, 2016.

Fair Value. The carrying amount of cash and cash equivalents, accounts receivable and trade accounts payable reported on the balance sheet approximates fair value due to their short-term maturities.

The Deferred Purchase Price Obligation's carrying value is its fair value because carrying value represents the present value of the payment expected to be made in 2020. Our calculation of the Deferred Purchase Price Obligation involves significant assumptions and judgments. Differing assumptions regarding any of these inputs could have a material effect on the ultimate cash payment and the Deferred Purchase Price Obligation. As such, its fair value measurement is classified as a non-recurring Level 3 measurement in the fair value hierarchy because our assumptions and judgments are not observable from objective sources (see Note 16).

The Deferred Purchase Price Obligation represents our only Level 3 financial instrument fair value measurement.  A rollforward of our Level 3 liability measured at fair value on a recurring basis follows (in thousands).

Level 3 liability, January 1, 2017	$563,281
Change in fair value	20,883
Level 3 liability, March 31, 2017	$584,164

A summary of the estimated fair value of our debt financial instruments follows.

	March 31, 2017		December 31, 2016
	Carrying value	Estimated fair value (Level 2)	Carrying value	Estimated fair value (Level 2)
	(In thousands)
Summit Holdings Revolving Credit Facility	$475,000	$475,000	$648,000	$648,000
Summit Holdings 5.5% Senior Notes ($300.0 million principal)	296,641	300,500	296,484	294,500
Summit Holdings 5.75% Senior Notes ($500.0 million principal)	493,271	497,500	—	—
Summit Holdings 7.5% Senior Notes ($300.0 million principal) (1)	—	—	295,817	316,000

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(1)  Debt was extinguished following the 5.75% Senior Notes offering in February 2017.  In conjunction with the early debt extinguishment, the remaining unamortized debt issuance costs were written off.

The carrying value on the balance sheet of the Revolving Credit Facility is its fair value due to its floating interest rate. The fair value for the Senior Notes is based on an average of nonbinding broker quotes as of March 31, 2017 and December 31, 2016. The use of different market assumptions or valuation methodologies may have a material effect on the estimated fair value of the Senior Notes.